UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)   November 30, 2001
                                                            ------------------
                                                            (November 19, 2001)
                                                            ------------------



                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                85-0019030
----------------------------                             -----------------------
(State or Other Jurisdiction     File Number 1-6986         (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5. Other Events

Western Resources Litigation

     Reference is made to the discussion in Note 8, "Western Resources Acquisition," to the unaudited consolidated financial statements contained in the Company's Form 10-Q for the quarter ended September 30, 2001 of certain pending litigation brought by Public Service Company of New Mexico (the "Company") in New York state court against Western Resources, Inc. ("Western Resources") in connection with the Agreement and Plan of Restructuring and Merger dated November 8, 2000 to which the Company and Western Resources, among others, are parties. On November 19, 2001, Western Resources moved to dismiss or stay the Company's complaint. In its motion, Western Resources contends that the Company's claims against Western Resources are not yet ripe for judicial resolution. The Company intends to vigorously oppose this motion.

     On November 19, 2001, Western Resources filed suit against the Company in New York state court seeking hundreds of millions of dollars in damages. Western Resources makes several different claims concerning the Company's actions surrounding the KCC rate and split-off cases including breach of contract and breach of the implied covenant of good faith. In the suit, Western Resources contends that the Company interfered in and failed to assist Western Resources during the KCC proceedings resulting in the adverse orders, which are the basis of the Company's suit. Furthermore, Western Resources contends that the Company acted so that it would be able to derail the transaction and possibly negotiate better terms. Western Resources further alleges that the Company has failed to satisfy certain conditions precedent to consummating the transaction. The Company denies that it acted inappropriately. The Company intends to continue to pursue its suit against Western Resources and to vigorously contest the Western suit. However, it is unable to predict the outcome of these proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                    (Registrant)


Date:  November 30, 2001                         /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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